UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 13, 2017

Sorrento Tech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36538	27-0881542
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Independence Boulevard Warren, NJ	07059
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
(908) 605-4700
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

The information contained below under Item 1.02 is hereby incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

On November 13, 2017, Sorrento Tech, Inc. (the “Company”) entered into a Lease Termination Agreement (the “Termination Agreement”) with CIO Sorrento Mesa, LLC, the successor-in-interest to Kilroy Realty, L.P., (“Landlord”), which provides for the early termination of the existing lease for the Company’s San Diego facility located at 10398 Pacific Center Court, San Diego, California (the “Lease”). Pursuant to the terms of the Termination Agreement, the Lease will terminate at 11:59 p.m. (Pacific Time) on February 28, 2018 (the “Termination Date”). The Lease was previously scheduled to expire on March 31, 2020. In exchange for the early termination, the Company has agreed to pay to the Landlord on or before November 14, 2017, the sum of $1.6 million, which releases the Company from its obligations under the Lease as of the Termination Date. The Company will continue to pay the monthly rent and other amounts due under the Lease until the Termination Date.

As previously disclosed, on November 1, 2017, pursuant to the terms of the Asset Purchase Agreement, dated August 16, 2017, as amended (the “Asset Purchase Agreement”) by and between the Company and Rokabio, Inc., the Company closed the sale of substantially all of the assets of the Company, excluding its Accounts Receivables (as defined in the Asset Purchase Agreement). Following the completion of the Company’s obligation to provide transition services under the Asset Purchase Agreement, the Company expects to wind down its operations and therefore the Company elected to terminate the Lease. The Company does not have any other material relationship with the Landlord under the Lease.

The foregoing description of the Termination Agreement, is intended to be a summary and is qualified in its entirety by reference to such document, which is attached as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

Exhibit	Description
10.1	Lease Termination Agreement, dated as of November 13, 2017, by and between Sorrento Tech, Inc. and CIO Sorrento Mesa, LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sorrento Tech, Inc.

Dated: November 17, 2017	By:	/s/ Lars Boesgaard
Name: Lars Boesgaard
Title: Vice President and Chief Financial Officer